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                                                                    EXHIBIT 99.1

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W. R. Berkley Corporation
165 Mason Street, P.O. Box 2518              NEWS
Greenwich, Connecticut 06836-2518            RELEASE
(203) 629-3000
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FOR IMMEDIATE RELEASE                           CONTACT: Eugene G. Ballard
                                                         Senior Vice President-
                                                         Chief Financial
                                                         Officer and Treasurer
                                                         203-629-3000


          W. R. BERKLEY CORPORATION TO LIST ON NEW YORK STOCK EXCHANGE


     Greenwich, CT, April 23, 2001 -- W. R. Berkley Corporation (NASDAQ: BKLY) today announced that it will list its common stock on the New York Stock Exchange starting on May 9, 2001 under the ticker symbol "BER". Until that date, the common stock will continue trading on the Nasdaq National Market under the ticker symbol "BKLY".

     William R. Berkley, chairman and chief executive officer of W. R. Berkley Corporation, commented, "Our listing on the NYSE marks an important milestone in our Company's long history and furthers our commitment to build shareholder value. By moving to the world's most prestigious stock exchange, we will broaden our investor base, and provide the advantages of the NYSE to our shareholders."

     "We welcome W. R. Berkley Corporation to the family of NYSE-listed companies," said New York Stock Exchange Chairman and Chief Executive Officer, Richard A. Grasso.

     "W. R. Berkley Corporation's record of delivering outstanding service and value to its customers makes it an



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W. R. Berkley Corporation                                                      2
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excellent addition to our list. We look forward to a long and successful partnership with W. R. Berkley and its shareholders."

     Founded in 1967, W. R. Berkley Corporation has been listed on the Nasdaq National Market and its predecessors since the Company's initial public offering on October 18, 1973. Concurrent with the NYSE listing, the Company's shares will be withdrawn from the Nasdaq National Market. "I wish to thank Nasdaq for its support and high quality of service over many years," added Mr. Berkley.

About W. R. Berkley Corporation

     W. R. Berkley Corporation is a holding company which, through its subsidiaries, operates in five segments of the property casualty insurance business: specialty lines of insurance; alternative markets; reinsurance; regional property casualty insurance; and international.

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     This is a "Safe Harbor" Statement under the Private Securities Litigation
Reform Act of 1995. Any forward-looking statements contained herein, including those related to the Company's performance for the year 2001 and beyond, are based upon the Company's historical performance and on current plans, estimates and expectations. They are subject to various risks and uncertainties, including but not limited to, the cyclical nature of the property casualty industry, the long-tail and potentially volatile nature of the reinsurance business, the impact of competition, product demand and pricing, claims development and the process of estimating reserves, the level of the Company's retentions, catastrophe and storm losses, legislative and regulatory developments, investment results, availability and use of reinsurance and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. These risks could cause the Company's actual results for the year 2001 and beyond to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.